Equity Method Investments (Tables)	12 Months Ended
Sep. 01, 2016
Equity Method Investments and Joint Ventures [Abstract]
Schedule of Equity Method Investments

As of	2016		2015
	Investment Balance	Ownership Percentage	Investment Balance	Ownership Percentage
Inotera	$1,314	33%	$1,332	33%
Tera Probe	36	40%	38	40%
Other	14	Various	9	Various
	$1,364		$1,379

As of September 1, 2016, substantially all of our maximum exposure to loss from our VIEs that were not consolidated was the $1.31 billion carrying value of our investment in Inotera.  We may also incur losses in connection with our rights and obligations to purchase all of Inotera's wafer production capacity under our supply agreement with Inotera.

We recognize our share of earnings or losses from our equity method investees generally on a two-month lag.  Included in our share of earnings for 2015 was $49 million related to Inotera's full release of its valuation allowance against net deferred tax assets related to its net operating loss carryforward and the resulting tax provision in subsequent periods. Equity in net income (loss) of equity method investees, net of tax, included the following:

For the year ended	2016	2015	2014
Inotera	$32	$445	$465
Tera Probe	(11)	1	11
Other	4	1	(2)
	$25	$447	$474

The summarized financial information in the tables below reflects aggregate amounts for our equity method investees. Financial information is presented for equity method investments as of the respective dates and for the periods through which we recorded our proportionate share of each investee's results of operations. Summarized results of operations are presented only for the periods subsequent to the acquisition, or through the disposition of, our ownership interests.

As of	2016	2015
Current assets	$1,222	$1,980
Noncurrent assets	4,294	3,038
Current liabilities	604	436
Noncurrent liabilities	411	119

For the year ended	2016	2015	2014
Net sales	$1,671	$2,647	$3,382
Gross margin	155	1,253	1,576
Operating income	199	1,191	1,371
Net income	184	1,361	1,339